EXHIBIT 10.2

                               SECOND AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         THIS AMENDMENT amends that certain Third Amended and Restated Revolving Credit and Term Agreement (the "Agreement") dated as of January 12, 1996 by and between ZYTEC CORPORATION, a Minnesota corporation (The "Borrower") and FIRSTAR BANK OF MINNESOTA, NATIONAL ASSOCIATION (the "Bank"), as amended by that certain First Amendment dated February 28, 1996. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         1. INCREASE OF REVOLVING CREDIT COMMITMENT. At the request of the Borrower, the Lender hereby agrees to increase the Revolving Credit Commitment from $14,000,000 to 16,000,000 subject to the Borrowing Base and other restrictions set forth in Section 4.1 and elsewhere in the Agreement. Accordingly, Section 4.1 of the Agreement is hereby amended by deleting the number "14,000,000" and by substituting the number "$16,000,000" therefor.

         2. AMENDED REVOLVING CREDIT NOTE. In connection with the foregoing amendment, the Borrower agrees to execute and deliver an Amended Revolving Credit Note in the original principal amount of $16,000,000 and otherwise in form and substance acceptable to the Lender. Such Amended Revolving Credit Note shall completely amend and restate the existing $14,000,000 "Revolving Note" in all respects. All references in the Agreement to the term "Revolving Note" shall hereinafter be deemed to refer to the Amended Revolving Credit Note.

         3. NO WAIVER. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of any existing Defaults by the Borrower, whether known or undiscovered.

         4. REAFFIRMATION OF REPRESENTATIONS, WARRANTIES IN LOAN DOCU- MENTS. Borrower hereby reaffirms all of the representations and warranties set forth in the Agreement.

         5. EFFECT OF AMENDMENT. Except to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its original terms.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of this 4th day of April, 1996.

                                             ZYTEC CORPORATION
                                             (Borrower Name (Organization)

                                             a Minnesota corporation

                                             By:  /s/ Ronald D. Schmidt
                                             Name and Title:  Ronald D. Schmidt,
                                             President


                                             FIRSTAR BANK OF MINNESOTA,
                                             NATIONAL ASSOCIATION

                                             BY:  /S/ Karen S. Paris
                                             Name and Title:  Karen S. Paris,
                                             Vice President

Borrower Address:   7575 Market Place Drive
                    Eden Prairie, Minnesota 55344

Borrower Telephone No.: 612-941-1100


STATE OF MINNESOTA         )
                           )  ss.
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this 4th day of April, 1996, by Ronald D. Schmidt, the President of Zytec Corporation, a Minnesota corporation, for and on behalf of said corporation.

                                                /s/ Karen Scheldroup
                                                Notary Public
                                                My Commission Expires: 1/31/2000


STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF                  )

         The foregoing instrument was acknowledged before me this ____ day of April, 1996, by ___________________________, the ________________ of Firstar
Bank of Minnesota, a national association, for and on behalf of said Bank.


                                                   ---------------------------
                                                   Notary Public